Exhibit 10.25


                      SECOND MODIFICATION OF LOAN AGREEMENT


THIS SECOND MODIFICATION is made as of this 10th day of December, 1999, by and between IMMUCOR, INC., a Georgia corporation ("Borrower"), and WACHOVIA BANK, N.A., a national banking association ("Lender").

                               Statement of Facts

                  Lender and Borrower are parties to that certain Loan Agreement, dated as of October 27, 1998, as modified and amended by that certain First Modification of Loan Agreement, dated as of April 30, 1999 (the "Loan Agreement"), pursuant to which Lender has agreed to make one or more loans from time to time to the Borrower in accordance with the terms and conditions thereof. Lender and Borrower desire to modify the Loan Agreement in certain respects, all in accordance with and subject to the terms and conditions set forth herein.

                  NOW, THEREFORE, in consideration of the premises, the covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower and Lender do hereby agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Loan Agreement (except as otherwise expressly defined or limited herein) and do hereby further agree as follows:

                               Statement of Terms

1. Amendments of Loan Agreement. Subject to the fulfillment of the conditions precedent to the effectiveness of this Second Modification which are set forth below, the Loan Agreement shall be amended from and after this date as follows:

 (a) The Loan Agreement is hereby amended by adding each of the following definitions to Section 1.1 thereof in the appropriate alphabetical order:


     "Second Additional Term Loan" shall mean the term loan in the principal amount of $4,000,000 to be made by Lender to Borrower pursuant to the provisions of Section 2.1.4.

     "Second Additional Term Note" shall mean this term promissory note, dated of even date herewith, as amended or supplemented from time to time, in the stated principal amount equal to the committed amount of Second Additional Term Loan, together with any renewals or extensions thereof, in whole or in part.

"Second Modification Effective Date" shall mean the date on which all of the conditions precedent to the effectiveness of that certain Second Modification to Loan Agreement, dated as of December 10, 1999, between the Borrower and the Lender, have been satisfied.

(b) The Loan Agreement is hereby amended by amending each of the following definitions in Section 1.1 to read as follows:


                           "Loans"  shall  mean the  Advances  under the Line of
                  Credit   together  with  the  Acquisition   Term  Loans,   the
                  Additional Term Loans and the Second Additional Term Loan.

                           "Notes"  shall mean,  collectively,  the Master Note,
                  the Acquisition Term Note, the Additional Term Note and the Second Additional Term Note.

                           "Term Loans" shall mean the  Acquisition  Term Loans,
                  the Additional Term Loans and the Second Additional Term Loan.

(c) The Loan Agreement is hereby amended by adding the following Section 2.1.4 thereto:

                           2.1.4 Second Additional Term Loans. On the Second Modification Effective Date, and subject to the terms and conditions of this Agreement, Lender agrees to make the Second Additional Term Loan to Borrower, the proceeds of which shall be used by Borrower solely to finance the repayment of the outstanding principal amount of those certain three seller notes, each dated December 11, 1996, executed by 3000524 Nova Scotia Limited, a Canadian commercial corporation and subsidiary of the Borrower, in favor of Nubio Technologies Corporation, Patrick Waddy and Blaire MacNeil, respectively, in connection with the acquisition of all of the capital stock of Dominion Biologicals Limited, a Canadian corporation, pursuant to that certain Share Purchase Agreement, dated as of December 11, 1996, among such parties, and all accrued and unpaid interest thereon. The Debt arising from the making of the Second Additional Term Loan shall be evidenced by the Second Additional Term Note, which shall be executed by Borrower and delivered to Lender on the Second Modification Effective Date. The principal amount of the Second Additional Term Loan shall be repaid by the Borrower in installments as provided in the Second Additional Term Note. In any event on December 1, 2002, the unpaid principal balance of the Second Additional Term Loan together with all accrued but unpaid interest thereon shall be due and payable in full. The Second Additional Term Loan shall bear interest at the Applicable Rate, calculated and payable in the manner described in Section 2.2.1, from the date thereof on the unpaid principal amount thereof from time to time outstanding. The Second Additional Term Loan may be prepaid, in whole or in part, by Borrower at any time or from time to time hereafter; provided, however, that any partial prepayment of the Second Additional Term Loan shall be applied by Lender in the inverse order of the maturities of the principal installments of the Second Additional Term Loan then remaining to be paid.

(d) The Loan Agreement is hereby amended by amending clauses (ii) and (v) of Section 2.2.1(c) to read as follows:


                           "(ii) no more than three (3) LIBOR Borrowings under each of the Line of Credit, the Acquisition Term Loans, the Additional Term Loans and the Second Additional Term Loans may be obtained at any time;

                           "(v) the Interest Periods for, and aggregate amount of, LIBOR Borrowings in respect of the Acquisition Term Loans, the Additional Term Loans or the Second Additional Term Loans must be consistent with, and not exceed, the scheduled principal amortization thereof;"

(e) The Loan Agreement is hereby amended by amending the last sentence of
Section 2.4 to read as follows:

                                    "Any  prepayment made by Borrower under this
                  Section 2.4 shall be applied, first, to prepay the scheduled installments of the Acquisition Term Loans in inverse order of maturity until such Loan shall have been prepaid in full, second, to prepay the scheduled installments of the Additional Term Loans in inverse order of maturity until such Loans have been prepaid in full and third to prepay the scheduled installments of the Second Additional Term Loan in inverse order of maturity until Loans have been prepaid in full."

(f) The Loan Agreement is hereby amended by deleting Schedule 3.4 thereof in its entireties and by substituting in lieu thereof the following new Schedule 3.4 attached hereto and incorporated herein and therein by reference.

                  2. No Other Amendments. Except for the amendments expressly set forth and referred to in Sections 1 above, the Loan Agreement shall remain unchanged and in full force and effect. Nothing in this Second Modification is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Borrower's indebtedness or other indebtedness to the Lender under or in connection with the Loan Agreement (collectively, the "Obligations") or to modify, affect or impair the perfection or continuity of Lender's security interests in, security titles to or other liens on any collateral for the Obligations.

                  3. Representations and Warranties. To induce Lender to enter into this Second Modification, the Borrower does hereby warrant, represent and covenant to Lender that: (a) each representation or warranty of the Borrower set forth in the Loan Agreement is hereby restated and reaffirmed as true and correct on and as of the date hereof as if such representation or warranty were made on and as of the date hereof (except to the extent that any such representation or warranty expressly relates to a prior specific date or period), and no Default or Event of Default has occurred and is continuing as of this date under the Loan Agreement as amended by this Second Modification; and
(b) Borrower has the power and is duly authorized to enter into, deliver and perform this Second Modification and this Second Modification is the legal, valid and binding obligation of Borrower enforceable against it in accordance with its terms.

                  4. Conditions Precedent to Effectiveness of this Second Modification. The effectiveness of this Second Modification and the amendments provided herein are subject to the truth and accuracy in all material respects of the representations and warranties of the Borrower contained in Section 3 above and to the fulfillment of the following additional conditions precedent:
(a) Lender shall have received one or more counterparts of this Second Modification duly executed and delivered by the Borrower; (b) if and to the extent required by Lender, any and all guarantors of the Obligations shall have consented to the execution, delivery and performance of this Second Modification and all of the transactions contemplated hereby by signing one or more counterparts of this Second Modification in the appropriate space indicated below and returning same to Lender; (c) Lender shall have received a fully earned, non-refundable additional loan origination fee of $20,000; (d) Lender shall have received the Second Additional Term Note, dated as of the date of this Second Modification and having a stated principal amount equal to $4,000,000, duly executed and delivered, as well as a closing certificate of Borrower and an opinion of Borrower's counsel (both in form and substance satisfactory to Lender) with respect to this Second Modification and the Second Additional Term Note.

5. Additional Deliveries. Borrower shall deliver within five
(5) Business Days after the date hereof, copies of each of the original seller notes, dated December 11, 1996, executed by 3000524 Nova Scotia Limited, a Canadian commercial corporation and subsidiary of Borrower, in favor of Nubio Technologies Corporation, Patrick Waddy and Blaire MacNeil, respectively, in connection with the acquisition of all of the capital stock of Dominion Biologicals Limited, a Canadian corporation, marked "paid in full", together with evidence satisfactory to the Lender that all guarantees of the obligations owed under such seller notes and all liens securing such obligations are terminated and released.

6. Counterparts. This Second Modification may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

7. Governing Law. This Second Modification shall be governed by, and construed in accordance with, the internal laws of the State of Georgia applicable to contracts made and performed in such state.

                  IN WITNESS WHEREOF, the parties hereto have caused this Second Modification to be duly executed and delivered as of the day and year specified at the beginning hereof.

                                                  BORROWER:

                                                  IMMUCOR, INC.

                                                  By:      /s/ Edward L. Gallup

                                                  Edward L. Gallup, President


                                                  LENDER:

                                                  WACHOVIA BANK, N.A.


                                                  By:      /s/ Ernesto Moran
                                                  Title:   President

                              CONSENT OF GUARANTORS


                  Each of the undersigned  guarantors does hereby consent to the
execution,   delivery  and  performance  of  the  within  and  foregoing  Second
Modification of Loan Agreement.

                  IN WITNESS WHEREOF, each of the undersigned guarantors has executed this Consent under seal as of the day and year first above set forth.


                                        GAMMA BIOLOGICALS, INC.



                                        By: /s/  Edward L. Gallup
                                        Edward L. Gallup, President


                                        GAMMA BIOLOGICALS INTERNATIONAL, INC.


                                        By: /s/  Edward L. Gallup
                                        Edward L. Gallup, President


                                        BCA ACQUISITION CORPORATION


                                        By: /s/  Edward L. Gallup
                                        Edward L. Gallup, President